AMENDMENT NO. 4
(Amended and Restated Credit Agreement)

This Amendment No. 4 ("Agreement") dated as of June 30, 2009 ("Effective Date") is among Abraxas Energy Partners, L.P., a Delaware limited partnership ("Borrower"), the lenders party to the Credit Agreement described below from time to time as Lenders, and Société Générale, as Administrative Agent (in such capacity, the "Administrative Agent") and as Issuing Lender (in such capacity, the "Issuing Lender").

RECITALS

A. The Borrower, the Lenders, the Issuing Lender and the Administrative Agent are parties to the Amended and Restated Credit Agreement dated as of January 31, 2008, as amended by that certain Amendment No. 1 dated as of January 16, 2009, that certain Amendment No. 2 dated as of April 30, 2009, and that certain Amendment No. 3 dated as of May 7, 2009 (as so amended and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; each capitalized term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary).

B. Contemporaneously herewith, the Borrower, the Subordinated Agent and the Subordinated Lenders (each as defined in the Credit Agreement) propose to make certain amendments to the Subordinated Credit Agreement (as defined in the Credit Agreement) pursuant to that certain Amendment No. 4 dated as of June 30, 2009 (the "Subordinated Credit Agreement Amendment") among the Borrower, the Subordinated Agent and the Subordinated Lenders.

C. The Borrower has proposed that it merge with and into Abraxas Petroleum Corporation ("APC") (the "Merger"), pursuant to a definitive merger agreement (the "Merger Agreement") between the Borrower and APC.

D. The Borrower has requested that the Lenders (a) consent to the Subordinated Credit Agreement Amendment and (b) make certain amendments to the Credit Agreement as provided herein.

THEREFORE, the Borrower, the Lenders, the Issuing Lender and the Administrative Agent hereby agree as follows:

ARTICLE I.

DEFINITIONS

Section 1.1 Terms Defined Above.  As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.

Section 1.2 Other Definitional Provisions. The words "hereby", "herein", "hereinafter", "hereof", "hereto" and "hereunder" when used in this Agreement shall refer to this Agreement as a whole and not to any particular Article, Section, subsection or provision of this

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Section 1.3 Agreement.  Article, Section, subsection and Exhibit references herein are to such Articles, Sections, subsections and Exhibits of this Agreement unless otherwise specified. All titles or headings to Articles, Sections, subsections or other divisions of this Agreement or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto.  Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular.  Words denoting gender shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative.  Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

ARTICLE II.

CONSENT

Section 2.1 Consent; Acknowledgment; Agreement.  Subject to the terms of this Agreement, the Administrative Agent and the Lenders hereby consent to the execution and delivery of the Subordinated Credit Agreement Amendment and the terms and conditions thereof.  The consent by the Lenders and by the Administrative Agent described in this Section 2.01 is referred to herein as the "Consent."  The Consent is contingent upon the satisfaction of the conditions precedent described in Article VI below.  Such Consent is strictly limited to the extent described herein.  Nothing contained herein shall be construed to be a consent to or a permanent waiver of the Sections covered by the Consent provided for herein or any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or any other Loan Document.  The Lenders reserve the right to exercise any rights and remedies available to them in connection with any other present or future defaults with respect to any provision of the Credit Agreement or any other Loan Document.  The description herein of the Consent is based upon the information provided to the Lenders on or prior to the date hereof, and, to the extent that material information is incorrect or omitted with respect to any activity, event or circumstance that could result in a Default or Event of Default, such Consent shall not be deemed to apply to such activity, event or circumstance.  The failure of the Lenders to give notice to the Borrower of any such Defaults or Events of Default is not intended to be nor shall be a waiver thereof.  The Borrower hereby agrees and acknowledges that the Lenders require and will require strict performance by the Borrower of all of its obligations, agreements and covenants contained in the Credit Agreement and the other Loan Documents pursuant to the terms thereof, and no inaction or action regarding any Default or Event of Default is intended to be or shall be a waiver thereof.

ARTICLE III.

AMENDMENTS

Section 3.1 Section 1.01 of the Credit Agreement is hereby amended as follows:

(a) The following new term is added in alphabetical order:

"Amendment No. 4 Effective Date" means June 30, 2009.

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(b) The defined term "May 14, 2009 Payment Amount" is deleted in its entirety.

Section 3.2 Section 2.02(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

(a)           Borrowing Base.  The Borrowing Base in effect as of the Amendment No. 4 Effective Date has been set by the Administrative Agent and the Lenders and acknowledged by the Borrower as $128,075,515.37.  The Borrowing Base shall be determined in accordance with the standards set forth in Section 2.02(d) and is subject to periodic redetermination or reduction pursuant to Sections 2.02(b), 2.02(c) and 6.04(b).

Section 3.3 Section 2.02(e) of the Credit Agreement is hereby deleted in its entirety.

Section 3.4 Section 2.06 of the Credit Agreement is hereby amended to read in its entirety as follows:

Section 2.06.  Repayment of Advances.  The Borrower shall repay to the Administrative Agent for the ratable benefit of the Lenders the outstanding principal amount of each Advance, together with any accrued interest thereon, in installments in the aggregate amounts and on the dates indicated as follows or on such earlier date pursuant to Section 7.02 or Section 7.03:

Date	Amount
Maturity Date	all remaining principal, interest, fees and other amounts owing in respect of the Advances

Section 3.5 Article V of the Credit Agreement is hereby amended to add the following new Section 5.15 to the end thereof:

Section 5.15  Preliminary Proxy Statement.  On or prior to July 10, 2009, APC shall file a preliminary proxy statement pursuant to the Securities Exchange Act of 1934, as amended, which preliminary proxy statement shall be in form and substance satisfactory to the Administrative Agent in its sole reasonable discretion.

Section 3.6 Section 6.05(b) of the Credit Agreement is hereby amended to add the following new subsection (iv) to the end thereof:

(iv)           with respect to any such cash distribution, (a) the Borrower shall deposit cash in an amount equal to such cash distribution into an account established with a Lender (the "Designated Escrow Account"), (b) the Administrative Agent shall have a first priority, perfected security interest in the Designated Escrow Account on terms and subject to documentation satisfactory to the Administrative Agent in its sole discretion, (c) funds in an amount equal to any such cash distribution shall be held in the Designated Escrow Account until the Subordinated Loan Termination Date, (d) the Borrower shall not pay such cash distribution to any of the equity holders of the Borrower until the Subordinated

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Loan Termination Date has occurred, and (e) the Borrower hereby agrees and acknowledges that during the existence of any Event of Default, the Administrative Agent may apply any funds held in the Designated Escrow Account to the Obligations in any order determined by the Administrative Agent; and

Section 3.7 Section 7.01(c)(i) of the Credit Agreement is hereby amended to read in its entirety as follows:

(i) perform or observe any covenant contained in Section 5.02(a), Section 5.06(e), Section 5.12, Section 5.13, Section 5.15, or Article VI of this Agreement or

Section 3.8 Section 7.01 of the Credit Agreement is hereby amended to delete subsection (q) thereof.

ARTICLE IV.

AGREEMENT

Section 4.1 Consent Fee.  In connection with this Agreement, the Borrower agrees to pay to the Administrative Agent for the account of the Lenders having Commitments a consent fee in an aggregate amount equal to $2,400,000 (the "Consent Fee"), to be distributed among such Lenders in accordance with their respective Pro Rata Shares.  The Consent Fee shall be due and payable on the Effective Date.

ARTICLE V.

REPRESENTATIONS AND WARRANTIES

Section 5.1 Representations and Warranties.  The Borrower represents and warrants that: (a) its representations and warranties contained in Article IV of the Credit Agreement and its representations and warranties contained in the Security Instruments, the Guaranties, and each of the other Loan Documents to which it is a party are true and correct in all material respects on and as of the Effective Date, as though made on and as of such date, except those representations and warranties that speak of a certain date, which representations and warranties were true and correct as of such date; (b) no Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within the corporate power and authority of  the Borrower and have been duly authorized by appropriate corporate action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement; and (f) the Liens under the Security Instruments are valid and subsisting and secure the Borrower's obligations under the Loan Documents.

ARTICLE VI.

CONDITIONS

This Agreement shall become effective and enforceable against the parties hereto upon the occurrence of the following conditions precedent:

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Section 6.1 Documentation.  The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Agreement duly and validly executed and delivered by duly authorized officers of the Borrower, the Administrative Agent, the Issuing Lender and the Required Lenders.

Section 6.2 Subordinated Credit Agreement Amendment.  The Administrative Agent shall have received true and correct copies of the fully executed Subordinated Credit Agreement Amendment and such agreement shall have become effective.

Section 6.3 Merger Agreement.  The Administrative Agent shall have received true and correct copies of the fully executed Merger Agreement, and such agreement shall be enforceable against the Borrower and APC in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar law affecting creditors' rights generally and by general principles of equity.

Section 6.4 No Default.  No Default shall have occurred and be continuing as of the Effective Date.

Section 6.5 Representations.  The representations and warranties in this Agreement shall be true and correct in all material respects.

Section 6.6 Fees and Expenses.  The Borrower shall have paid all fees and expenses of the Administrative Agent's outside legal counsel and other consultants pursuant to all invoices presented for payment on or prior to the Effective Date.

ARTICLE VII.

MISCELLANEOUS

Section 7.1 Effect on Loan Documents; Acknowledgments.

(a) The Borrower acknowledges that on the date hereof all Obligations are payable without defense, offset, counterclaim or recoupment.

(b) The Administrative Agent, the Issuing Lender, and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents.  Nothing in this Agreement shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Administrative Agent, the Issuing Lender or any Lender with respect to the Loan Documents, or (iv) the rights of the Administrative Agent, any Issuing Lender or any Lender to collect the full amounts owing to them under the Loan Documents.

(c) Each of the Borrower, the Administrative Agent, the Issuing Lender, and the Lenders does hereby adopt, ratify, and confirm the Credit Agreement, and acknowledges and agrees that the Credit Agreement and all other Loan Documents are and remain in full force and effect, and the Borrower acknowledges and agrees that its liabilities under the Credit Agreement and the other Loan Documents are not impaired in any respect by this Agreement or the consent and amendment granted hereunder.

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            (d) This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement.

Section 7.2 Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument.  This Agreement may be executed by facsimile signature and all such signatures shall be effective as originals.

Section 7.3 Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Lenders, the Borrower, the Administrative Agent, the Issuing Lender and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 7.4 Invalidity.  In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

Section 7.5 Governing Law.  This Agreement shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of New York.

Section 7.6 RELEASE.  THE BORROWER ACKNOWLEDGES THAT ON THE DATE HEREOF ALL OBLIGATIONS ARE PAYABLE WITHOUT DEFENSE, OFFSET, COUNTERCLAIM OR RECOUPMENT.  IN ADDITION, EACH OF THE BORROWER AND ITS SUBSIDIARIES (FOR THEMSELVES AND THEIR RESPECTIVE SUCCESSORS, AGENTS, ASSIGNS, TRANSFEREES, OFFICERS, DIRECTORS, EMPLOYEES, SHAREHOLDERS, ATTORNEYS AND AGENTS) HEREBY RELEASES ANY AND ALL CLAIMS, CAUSES OF ACTION OR OTHER DISPUTES IT MAY HAVE AGAINST THE ADMINISTRATIVE AGENT, THE ISSUING LENDER, ANY OF THE LENDERS, LEGAL COUNSEL TO THE ADMINISTRATIVE AGENT, THE ISSUING LENDER OR ANY OF THE LENDERS, CONSULTANTS HIRED BY ANY OF THE FOREGOING, OR ANY OF THEIR RESPECTIVE AFFILIATES, SUBSIDIARIES, SHAREHOLDERS, AGENTS, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, SUCCESSORS OR ASSIGNS OF ANY KIND OR NATURE ARISING OUT OF, RELATED TO, OR IN ANY WAY CONNECTED WITH, THE CREDIT AGREEMENT OR THE LOAN DOCUMENTS, IN EACH CASE WHICH MAY HAVE ARISEN ON OR BEFORE THE DATE OF THIS AGREEMENT.  EACH OF THE BORROWER AND ITS SUBSIDIARIES HEREBY ACKNOWLEDGES THAT IT HAS READ THIS AGREEMENT AND HAS CONFERRED WITH ITS COUNSEL AND ADVISORS REGARDING ITS CONTENT, INCLUDING THIS SECTION 7.6, AND IS FREELY AND VOLUNTARILY ENTERING INTO THIS AGREEMENT, AND HEREBY AGREES TO WAIVE ANY CLAIM THAT THE TERMS OF THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, THE RELEASES CONTAINED HEREIN) ARE INVALID OR OTHERWISE UNENFORCEABLE.

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Section 7.7 Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature Pages Follow]

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